The Prudential Insurance Company of America	Joann Mazur Kielblock
Vice President and Corporate Counsel

The Prudential Insurance Company of America
80 Livingston Avenue
Roseland, NJ 07068
(973) 548-5716 fax: (973) 548-6575

March 9, 2020

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:    The Prudential Insurance Company of America
Prudential Variable Contract Account GI-2 (File No. 811-07545)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Variable Contract Account GI-2 (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Annual Reports for the underlying funds for the period ending December 31, 2019 have been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following annual reports for the underlying funds:

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
AB Variable Products Series Fund	811-05398
American Century Variable Portfolios, Inc.	811-05188
Advanced Series Trust ("AST")	811-05186
BNY Mellon Variable Investment Fund	811-05125
Deutsche DWS Investments VIT Funds	811-07507
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Fidelity Variable Insurance Products Fund II	811-05511
Fidelity Variable Insurance Products Fund III	811-07205
Fidelity Variable Insurance Products Fund V	811-05361
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
JPMorgan Insurance Trust	811-07874
Lazard Retirement Series, Inc.	811-08071
MFS Variable Insurance Trust	811-08326
Neuberger Berman Advisers Management Trust ("AMT")	811-04255
PIMCO Variable Insurance Trust	811-08399
Royce Capital Fund	811-07537
T. Rowe Price Equity Series	811-07143
T. Rowe Price International Series, Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623

If you have any questions regarding this filing, please contact me at (973) 548-5716.

Sincerely,

/s/ Joann Mazur Kielblock
Joann Mazur Kielblock

VIA EDGAR